Exhibit 1 to
                                                                   Schedule 13D
                                                                  ------------



                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY
                 --------------------------------------------

                 We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us. Each of us hereby constitutes and appoints each of Peter G. Peterson, Stephen
A. Schwarzman, Gary M. Sumers and Thomas J. Saylak as our true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to prepare, execute and file any such amendments, and any other documents which any such attorney-in-fact may consider advisable in connection with the transactions described in this statement on Schedule 13D, on our behalf, and hereby ratifies any such action by such agent and attorney-in-fact.


Dated as of
July 5, 1996

                                    BLACKSTONE REAL ESTATE PARTNERS TWO L.P.

                                    BLACKSTONE REAL ESTATE PARTNERS IV L.P.

                                    BLACKSTONE RE CAPITAL PARTNERS II L.P.

                                    BLACKSTONE REAL ESTATE PARTNERS I L.P.

                                    BLACKSTONE REAL ESTATE PARTNERS III L.P.

                                    BLACKSTONE RE CAPITAL PARTNERS L.P.

                                    BLACKSTONE RE OFFSHORE CAPITAL
                                      PARTNERS L.P.

                                    By:  Blackstone Real Estate
                                           Associates L.P., general partner


                                           By: BREA L.L.C., general partner

                                               By: /s/ Peter G. Peterson
                                                    Name:   Peter G. Peterson
                                                    Title:  Member


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                                    BRE/INTERSTONE L.L.C.

                                    By:  Blackstone Real Estate Partners I L.P.

                                           By:  Blackstone Real Estate
                                                 Associates L.P.,
                                                 general partner

                                           By: BREA L.L.C., general partner

                                               By: /s/ Peter G. Peterson
                                                   Name:   Peter G. Peterson
                                                   Title:  Member


                                    BLACKSTONE REAL ESTATE ASSOCIATES L.P.

                                    By:  BREA L.L.C., general partner

                                               By: /s/ Peter G. Peterson
                                                   Name:   Peter G. Peterson
                                                   Title:  Member


                                    BLACKSTONE REAL ESTATE HOLDINGS L.P.

                                    By:  BREA L.L.C., general partner

                                               By: /s/ Peter G. Peterson
                                                   Name:   Peter G. Peterson
                                                   Title:  Member


                                    BREA L.L.C.

                                    By: /s/ Peter G. Peterson
                                        Name:   Peter G. Peterson
                                        Title:  Member


                                    /s/ Peter G. Peterson
                                    Peter G. Peterson


                                    /s/ Stephen A. Schwarzman
                                    Stephen A. Schwarzman


                                    /s/ John G. Schreiber
                                    John G. Schreiber